UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2025 (March 31, 2025)

Atea Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39661	46-0574869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin Street, Suite 2100

Boston, MA 02110

(Address of principal executive offices) (Zip Code)

(857) 284-8891

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AVIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 31, 2025, Atea Pharmaceuticals, Inc. (the “Company” or “Atea”) received notice from Driver Opportunity Partners III withdrawing its prior notice that it intended to nominate J. Abbott R. Cooper to stand for election to the Company’s Board of Directors at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). As a result, J. Abbott R. Cooper will not stand for election at the 2025 Annual Meeting.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report include but are not limited to statements regarding the Company’s plans with respect to director candidates nominated by shareholders. When used herein, words including “expected,” “should,” “anticipated,” “believe.” “will,” “plans”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Atea’s current expectations and various assumptions. Atea believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Atea may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, uncertainties inherent in the drug discovery and development process and the regulatory submission or approval process, unexpected or unfavorable safety or efficacy data or results observed during clinical trials or in data readouts; delays in or disruptions to clinical trials or our business; our reliance on third parties over which we may not always have full control, our ability to manufacture sufficient commercial product, competition from approved treatments for HCV, as well as the other important factors discussed under the caption “Risk Factors” in Atea’s Annual Report on Form 10-K for the year ended December 31, 2024 as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While Atea may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing Atea’s views as of any date subsequent to the date of this Current Report.

Additional Information and Where to Find It

Atea intends to file with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for the 2025 Annual Meeting of Stockholders.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ATEA AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Atea free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Atea are also available free of charge by accessing Atea’s website at www.ateapharma.com.

Participants in the Solicitation

Atea, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Atea. Information about Atea’s executive officers and directors is available under the heading “Information about our Executive Officers and Directors” in Part I, Item 1, “Business” in Atea’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 6, 2025 and under the headings “Proposal 1 – Election of Directors” and “Security Ownership of Certain Beneficial Owners and Management” and “Executive Officer and Director Compensation” in Atea’s definitive proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. Changes in the holdings of our directors and executive officers of Atea securities that were reported in the definitive proxy statement for the 2024 Annual Meeting of Stockholders are reflected in a Form 3 filed by Arthur Kirsch on February  24, 2025 and the following Forms 4 filed with the SEC on the dates noted: Jean-Pierre Sommadossi (June  7, 2024, September  19, 2024; February  4, 2025); Andrea Corcoran (February  4, 2025); Maria Arantxa Horga (February  4, 2025); John Vavricka (February  4, 2025); Janet MJ Hammond (February  4, 2025); Wayne Foster (February  4, 2025); Jerome M. Adams (June  18, 2024, June  21, 2024); Barbara Gayle Duncan (June  18, 2024, June  21, 2024); Bruce Polsky (June  18, 2024, June  21, 2024); Franklin Berger (June  18, 2024, June  21, 2024, December  12, 2024, January  17, 2025 (as amended January  17, 2025)); Bruno Lucidi (June  18, 2024, June  21, 2024); Polly Murphy (June  18, 2024, June  21, 2024); and Arthur Kirsch (February 24, 2025). These documents are available free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by Atea are also available free of charge by accessing Atea’s website at www.ateapharma.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEA PHARMACEUTICALS, INC.

Date: April 1, 2025	By:	/s/ Andrea Corcoran
Andrea Corcoran
Chief Financial Officer and Executive Vice President, Legal and Secretary